UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 22, 2006
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

            Delaware                 333-121904-01            13-3320910
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(State or other jurisdiction     (Commission File No.)      (IRS Employer
      of incorporation)                                   Identification No.)

            11 Madison Avenue
            New York, New York                                  10010
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(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------


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       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   Other Events.

      On March 22, 2006, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2006-C1 in thirty-two classes. The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-M, Class A-J, Class B, Class C, Class D Certificates and Class E and Class F Certificates (collectively, the "Offered Certificates") with an aggregate principal balance of $2,785,803,000, were sold to Credit Suisse Securities (USA) LLC, GMAC Commercial Holding Capital Markets Corp., KeyBanc Capital Markets, a Division of McDonald Investments, Inc. and Banc of America Securities LLC, (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated March 7, 2006, between the Registrant and the Underwriters. The Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q, Class S, Class A-X, Class A-Y, Class CCA, Class R and Class V Certificates (collectively the "Private Certificates" and together with the Offered Certificates, the "Certificates") with an aggregate principal balance of $219,629,222 were sold to Credit Suisse Securities (USA) LLC pursuant to a Certificate Purchase Agreement, dated March 7, 2006, between the Registrant and Credit Suisse Securities (USA) LLC (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The Certificates were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, GMAC Commercial Mortgage Corporation, as Master Servicer No. 1, KeyCorp Real Estate Capital Markets, Inc., as Master Servicer No. 2, NCB, FSB, as Master Servicer No. 3, GMAC Commercial Mortgage Corporation as Special Servicer No. 1 and National Consumer Cooperative Bank, as Special Servicer No. 2, a form of which is filed as Exhibit
4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2006 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, (2) GMAC Commercial Mortgage Corporation (the "GMAC Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2006 (the "GMAC Mortgage Loan Purchase Agreement"), between the GMAC Mortgage Loan Seller and the Registrant, a form of which is filed as
Exhibit 4.3, (3) NCB, FSB (the "NCB, FSB Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2006 (the "NCB, FSB Mortgage Loan Purchase Agreement"), between the NCB, FSB Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.4, (4) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of March 1, 2006 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.5.

      Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.


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ITEM 9.01 Financial Statements and Exhibits.

(c)   Exhibits

            Exhibit No.             Description

            4.1                     Pooling and Servicing Agreement

            4.2                     Column Mortgage Loan Purchase Agreement

            4.3                     GMAC Mortgage Loan Purchase Agreement

            4.4                     NCB, FSB Mortgage Loan Purchase Agreement

            4.5                     KeyBank Mortgage Loan Purchase Agreement

            4.6                     Underwriting Agreement

            4.7 Opinion of Cadwalader Wickersham & Taft LLP, dated March 28, 2006, relating to validity of tax matters.


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: April [3], 2006

                                   By:    /s/  Jeffrey Altabef
                                      ----------------------------------
                                   Name:  Jeffrey Altabef
                                   Title: Vice President


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                                INDEX TO EXHIBITS

                                                                  Paper (P) or
      Exhibit No.    Description                                  Electronic (E)
      -----------    -----------                                  --------------


      4.1            Pooling and Servicing Agreement                    E

      4.2            Column Mortgage Loan Purchase Agreement            E

      4.3            GMAC Mortgage Loan Purchase Agreement              E

      4.4            NCB, FSB Mortgage Loan Purchase Agreement          E

      4.5            KeyBank Mortgage Loan Purchase Agreement           E

      4.6            Underwriting Agreement                             E

      4.7            Opinion of Cadwalader Wickersham & Taft LLP,       E
                     dated March 28, 2006, relating to validity of tax matters